Exhibit 32

                                  CERTIFICATION



Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and in connection with the filing by CBR Brewing Company, Inc. (the "Company") with the Securities and Exchange Commission of its Quarterly Report on Form 10-Q for the Quarterly Period Ended June 30, 2003 (the "Report"), the undersigned does hereby certify that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



Date:  August 18, 2003                         By:  /s/  DA-QING  ZHENG
                                                  ------------------------------
                                                  Da-qing  Zheng
                                                  Chairman  of  the  Board  and
                                                  Chief  Executive  Officer



Date:  August 18, 2003                         By:  /s/  GARY  C.K.  LUI
                                                  ------------------------------
                                                  Gary  C.K.  Lui
                                                  Vice  President  and  Chief
                                                  Financial  Officer


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